ROSATOM ORGANISATION

JOINT STOCK COMPANY "TENEX"

(TENEX)

28, bldg. 3, Ozerkovskaya nab., Moscow, 115184, Russia
Tel.: +7 (495) 543-3387. fax: +7 (495) 543-3385. e-mail: tenex@tenex.ru

09.06.2020 Ref 006-05/2611-KT

Re: ________________ of ________________

Business Confidential Proprietary Information

Mr. Elmer W. Dyke
Executive Vice President of LEU Operations and Corporate Business Development

United States Enrichment Corporation
c/o Centrus Energy Corp
6901 Rockledge Drive, suite 800
Bethesda, MD 20817-1867

Re: Enriched Product Transitional Supply Contract, dated March 23, 2011, between TENEX, Joint-Stock Company ("TENEX") and United States Enrichment Corporation ("USEC"), TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127 (the "Contract")

Subject: Delivery of EUP to USEC at ******* in 2020.

Dear Mr. Dyke:

We propose that by execution of this side letter (the "Side Letter"), TENEX and USEC agree, as follows:

1. A nominal quantity of ****** SWU out of USEC's 2021 Non-Transferable purchase obligations under Section 3.02 of the Contract ("Advanced SWU") shall be advanced to 2020. Permitted Variations provided in Paragraphs 4 and 9 of the present Side Letter below shall apply.

2. The Advanced SWU shall be delivered by TENEX to USEC by means ******.

   ******.

3. Enriched Uranium delivered by TENEX shall conform to ASTM C996-90 "Standard Specification for Uranium Hexafluoride Enriched to Less than 5% U-235" for Enriched Commercial Grade UF6 or another ASTM C996 Agreed upon by the Parties not later than the date of issuance of the USEC Order and acceptable to the applicable Fabricator.

4. TENEX shall Deliver to USEC the following nominal quantities of EUP, as the Advanced SWU, to which the Permitted Variations below shall apply:

   - *****

- *****
- *****

The Tails assay shall be **** U-235.

5. Calculation of the SWU and Feed Components shall be effected in accordance with Appendix A to the present Side Letter.

6. The CQQ form shall be as per Appendix B to this Side Letter.

7. ******

8. ******

9. Notwithstanding anything to the contrary in Paragraph E1-6 Permitted Variations of Appendix E1 to the Contract, the following variations shall apply to the EUP Delivered under the present Side Letter:

   (a) The Assay of the EUP Delivered to USEC may differ from the nominal Assay specified in USEC's Order by up to plus or minus *****.

   (b) The Assay of the EUP Delivered to USEC may differ from the nominal Assay specified in USEC's Order by *****.

   (c) The quantity of the EUP Physically Delivered to USEC by TENEX pursuant to an Order may differ from the nominal quantity ordered by the Permitted Variations established in Paragraph 4 above.

10. Payment for the SWU Component contained in the EUP Delivered by ***** shall be effected in accordance with the Contract and Paragraph 12 of the present Side Letter.

11. *****

12. *****.

13. Notwithstanding anything to the contrary in Section 5.04 of the Contract, all risks of loss of or damage to EUP due to be Delivered hereunder, and all risks of injury or damage to third parties caused by such EUP (excluding Nuclear Risk), as well as title to such EUP, shall pass from TENEX to USEC upon Delivery of the EUP by Book Transfer to USEC's account at the Fabricator Facility.

14. All risks of loss of or damage to Related Natural Uranium due to be Delivered hereunder, and all risks of injury or damage to third parties or properties caused by Related Natural Uranium, as well as title to such Related Natural Uranium

shall pass from USEC to TENEX upon Delivery of Related Natural Uranium in accordance with Section 7.04 of the Contract.

15. Title to Tails shall remain with TENEX.

16. All other terms and conditions of the Contract will apply unchanged and in full force and effect.

17. This Side Letter shall form an integral part of the Contract. Except as expressly modified herein, all provisions of the Contract shall remain unchanged and in full force and effect. In case of any contradictions between the provisions of this Side Letter and the Contract, the provisions of this Side Letter shall prevail. This Side Letter may be executed in multiple counterparts, which taken together shall constitute an original without the necessity of both Parties signing the same page or the same documents, and may be executed by signatures to electronically or telephonically transmitted counterparts in lieu of original printed or photocopied documents. Signatures transmitted by facsimile or by electronic mail via a Portable Document Format (PDF) file shall be considered original signatures.

Please indicate your agreement to all of the above by signing on behalf of USEC in the space provided below. This Side Letter shall be effective upon execution by USEC.

Sincerely,

/s/
Maria N. Vladimirova
Deputy General Director for Commerce

Agreed on behalf of United States Enrichment Corporation

/s/
(signature)
Elmer W. Dyke
(name)
Executive Vice President
(title)
09 June 2020
(date)

APPENDIX A

DETERMINATION OF FEED COMPONENT AND SWU COMPONENT

1. Feed Component per 1 (one) kgU of EUP (Feed Factor)

$F = (x_p - x_t)/(x_f - x_t)$

where

F = Feed Component per 1 (one) kgU of EUP

x_p = EUP Assay (weight % U235)

x_t = Tails Assay (weight % U235)

x_f = Feed natural UF6 Assay (equal to 0.711% U235)

2. SWU Component per 1 (one) kgU of EUP (SWU Factor)

$T = V(x_p) - V(x_t) - F^* [V(x_f) - V(x_t)]$

where

T = the SWU Component per 1 (one) kgU of EUP.

The function $V(x_n)$ is defined by $V(x_n) = (2^*x_n - 1) * [\ln(x_n/(1 - x_n))]$

$x_n = x_p$, x_f or x_t as defined above

ln = natural logarithm (base *e*)

Note that the weight percent (%) must be converted to decimals fractions (i.e. by dividing by 100) for use in the equations of the SWU factor.

3. For the application of the above formulae

- Uranium hexafluoride is expressed in kilograms of uranium in the form of UF6, rounded to the gram (third decimal place).
- Assay is expressed in weight percent (%) rounded to the third decimal place.
- Intermediate calculations (including Feed factor F used in Paragraph 2 of this Appendix A above) are carried out to at least eight decimal places.
- The resulting Feed and SWU Factors are rounded to the third decimal place before multiplying by EUP quantity to calculate the Feed Component and SWU Component.
- The amounts of SWU Component and Feed Component are rounded to the third decimal place (0.001 SWU and 0.001 kgU feed respectively).
- Whenever pursuant to this Agreement a numerical figure is to be rounded or calculated to fewer significant digits than the number of digits available, then the following procedure shall be applied:
  - (a) If the first digit discarded is less than 5, the last digit retained shall not be changed;
  - (b) If the first digit discarded is 5 or greater than 5, the last digit retained shall be increased by one.

APPENDIX B

TENEX **АО «Техснабэкспорт»**	**Certificate of Quality and Quantity** Сертификат качества и количества **For Enriched Product in 30B cylinder** На Обогащенный Продукт в контейнере типа 30B **Document 1.1** Документ 1.1	**Shipment No.** Отправка № **Lot No.** Партия №

BUYER: ПОКУПАТЕЛЬ:	CONTRACT No. КОНТРАКТ №
30B cylinder No. Контейнер 30B № **Valve/Plug seal Nos.** №№ пломб на вентиле и заглушке	**P-10 sample container (tube) Nos.** ***(for reference only)*** Пробоотборники типа P-10 №№ (только для ссылки)
PSP / Чехол **No.** **Seal** / Оттиск пломбы **Nos.**	

	30B container контейнер 30B	**Feed Material (UF_6) utilized in EUP, kg U** Сырье в виде UF_6, использованное в ОУП, кгU	**SWU contained in EUP, kg SWU** Единицы работы разделения (ЕРР), содержащиеся в ОУП, кг ЕРР
30B cylinder gross weight (full), kg Вес брутто (заполненный), кг			
30B cylinder tare weight (empty), kg Вес тары (пустой), кг			
EUP net weight, kg (N) Вес нетто, кг			
Weight of U contained in EUP, kg (M) Вес содержащегося урана, кг **M = N*F*A/100**			

Isotopic composition Изотопный состав	**ASTM C 996-90 specification value** Требования спецификации ASTM C 996-90	**Analyzed value** Величина по анализу
U-235	$<$ 5%	
U-232	$\leq$ 0.002 μg/gU-235	
U-234	$\leq$ 10,000 μg/gU-235	
U-236	$\leq$ 5,000 μg/gU-235	

Uranium Hexafluoride Content (A) Содержание гексафторида урана	$\geq$ 99.5 gUF_6 /100 g sample	

Vapor pressure in the filled 30B container Давление паров в контейнере, заполненном UF_6	$\leq$ 517 KPa at 93°C	

Impurity elements/ Элементы примеси		
Boron	$\leq$ 4 μg/gU	
Silicon	$\leq$ 250 μg/gU	
Technetium-99	$\leq$ 0.2 μg/gU-235	

Total content of hydrocarbon, chlorocarbon and partially substituted halohydrocarbon Суммарное содержание углеводородов, хлоруглеродов и частично замещенных галоидоуглеводородов	$\leq$ 0.01 mol % of the UF_6	

EUP meets the Specification ASTM C 996-90 for Enriched Commercial Grade UF_6. EUP has been produced from uranium in accordance with the requirements of ASTM C 787. EUP is not derived from highly enriched uranium or produced from reprocessed uranium.

ОУП соответствует спецификации ASTM C 996-90 на Обогащённый Коммерческий UF_6. ОУП был произведён из урана в соответствии с требованиями спецификации ASTM C 787. ОУП не был произведён из высокообогащённого урана или регенерированного урана.

Подпись/Имя/Должность/Дата ______________Yu.V. Mineyev/ Deputy General Director - Director of
Signature/Name/Position/Date Enrichment Production, SC UEIP/01.01.1900

Подпись/Имя/Должность/Дата ______________M.V. Alonov/ Head of Quality Control Department,

Signature/Name/Position/Date SC UEIP/01.01.1900

TENEX АО «Техснабэкспорт»	**Certificate of Quality and Quantity** Сертификат качества и количества **For Enriched Product** **in P-10 Sample Container (Tube)** На Обогащенный Продукт в пробоотборнике (трубке) типа P-10 **Document 1.2** Документ 1.2	

BUYER: ПОКУПАТЕЛЬ:	CONTRACT No. КОНТРАКТ №
30B Cylinder No. Контейнер 30В № ***(for reference only)*** *(только для информации)*	**P-10 tube No.** **No.** Р-10 трубка № № **Seal No.** Пломба №
Shipment/Поставка **No.** **Lot**/Партия **No.**	**Transport drum No.** Транспортный ящик № **Seal /** Оттиск пломбы **Nos.**

	P-10 tube No. Р-10 трубка №	**P-10 tube No.** Р-10 трубка №	**Feed Material (UF_6) utilized in EUP, kg U** Сырье в виде UF_6, использованное в ОУП, кг U	**SWU contained in EUP kg SWU** Единицы работы разделения (ЕРР), содержащиеся в ОУП, кг ЕРР
Gross weight (full), kg Вес брутто (заполненный), кг				
Gross weight (empty), kg Вес брутто (пустой), кг				
Net weight (N), kg Вес нетто, кг				
Weight contained U (M), kg Вес содержащегося урана, кг **M = N*F*A/100**				

Isotopic composition Изотопный состав	**ASTM C 996-90 specification value** Требования спецификации ASTM C 996-90	**Analyzed value** Результаты анализа
U-235	< 5%	
U-232	≤ 0.002 µg/gU-235	
U-234	≤ 10,000 µg/gU-235	
U-236	≤ 5,000 µg/gU-235	

Uranium Hexafluoride Content (A) Содержание гексафторида урана	≥ 99.5 gUF_6 /100 g sample	

Impurity elements/ Элементы примеси		
Boron	≤ 4 µg/gU	
Silicon	≤ 250 µg/gU	
Technetium-99	≤ 0.2 µg/gU-235	

Total content of hydrocarbon, chlorocarbon and partially substituted halohydrocarbon Суммарное содержание углеводородов, хлоруглеродов и частично замещенных галоидоуглеводородов	≤ 0.01 mol % of the UF_6	

EUP meets the Specification ASTM C 996-90 for Enriched Commercial Grade UF_6. EUP has been produced from uranium in accordance with the requirements of ASTM C 787. EUP is not derived from highly enriched uranium or produced from reprocessed uranium.

ОУП соответствует спецификации ASTM C 996-90 на Обогащённый Коммерческий UF_6. ОУП был произведён из урана в соответствии с требованиями спецификации ASTM C 787. ОУП не был произведён из высокообогащённого урана или регенерированного урана.

Подпись/Имя/Должность/Дата ______________Yu.V. Mineyev/ Deputy General Director - Director of
Signature/Name/Position/Date Enrichment Production, SC UEIP/01.01.1900
Подпись/Имя/Должность/Дата ______________M.V. Alonov/ Head of Quality Control Department,

Signature/Name/Position/Date SC UEIP/01.01.1900